FIRST AMENDMENT

TO THE

THIRD AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF RSE COLLECTION, LLC

THIS FIRST AMENDMENT (this “Amendment”) to the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC, a Delaware limited liability company (the “Company”), dated as of February 24, 2019 (the “Operating Agreement”), is made and effective as of June 11, 2019, by and among RSE Markets, Inc (the “Managing Member”) and the Company.  Capitalized terms used in this Amendment without definition shall have the meanings assigned to them in the Operating Agreement.

Recitals:

WHEREAS, the Company was formed as a series limited liability company under Section 18-215 of the Delaware Act pursuant to a certificate of formation filed with the Secretary of State of the State of Delaware on August 24, 2016.

WHEREAS, the Managing Member desires to amend the Operating Agreement to amend and restate certain Series Designations solely to include Dalmore Group, LLC as broker of record for each of the applicable Series, replacing Cuttone & Company, LLC.

WHEREAS, the Managing Member has authorized and approved an amendment of the Operating Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, and intending to be legally bound hereby, the Operating Agreement is hereby amended as follows:

Amendment:

1.The list of exhibits in the Table of Contents to the Operating Agreement referencing each of the Series Designations is hereby replaced in its entirety as set forth in Exhibit A hereto.

2.The Series Designations for each of the following Series, attached as exhibits to the Operating Agreement, are hereby replaced in their entirety as set forth in Exhibits B hereto:

Exhibit No. Series Designation

Exhibit 3.13Series #72FG1

Exhibit 3.20Series #91GS1

Exhibit 3.21Series #99FG1

Exhibit 3.22Series #88PT1

Exhibit 3.23Series #90ME1

Exhibit 3.24Series #82AB1

Exhibit 3.26Series #94LD1

Exhibit 3.30Series #03PG1

Exhibit 3.36 Series #65FM1

Exhibit 3.37Series #61MG1

Exhibit 3.38Series#82AV1

Exhibit 3.39Series #91DP1

Exhibit 3.44Series #87FF1

Exhibit 3.45Series #12MM1

3.Continued Validity. Except as otherwise provided herein, the Operating Agreement is unchanged, shall remain in full force and effect and shall be binding upon the parties in accordance with its terms.

4.Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of Delaware.

5.Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same document. The delivery of an executed counterpart of this Amendment by PDF shall constitute effective delivery of such counterpart with the same force and effect as the delivery of an original executed counterpart.

6.Miscellaneous. All references to the Operating Agreement in any documents and instruments executed by the parties in connection with the Operating Agreement, shall be deemed to refer to the Operating Agreement as the same has been amended by this Amendment, and as the Operating Agreement may be amended in the future.

(Signature pages follow.)

IN WITNESS WHEREOF, the undersigned has executed this Amendment to be effective as of the date first written above.

MANAGING MEMBER

RSE MARKETS, INC.

By: /s/ Christopher Bruno

Name: Christopher Bruno

Title: President

COMPANY

RSE COLLECTION, LLC

By: RSE Markets, Inc., its managing member

By: /s/ Christopher Bruno

Name: Christopher Bruno

Title: President

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

EXHIBIT A

Exhibit 3.1 - Series Designation for Series #77LE1, a series of RSE Collection, LLC

Exhibit 3.2 - Series Designation for Series #69BM1, a series of RSE Collection, LLC

Exhibit 3.3 - Series Designation for Series #88LJ1, a series of RSE Collection, LLC

Exhibit 3.4 - Series Designation for Series #85FT1, a series of RSE Collection, LLC

Exhibit 3.5 - Series Designation for Series #55PS1, a series of RSE Collection, LLC

Exhibit 3.6 - Amended and Restated Series Designation for Series #83FB1, a series of RSE Collection, LLC

Exhibit 3.7 - Amended and Restated Series Designation for Series #93XJ1, a series of RSE Collection, LLC

Exhibit 3.8 - Series Designation for Series #95BL1, a series of RSE Collection, LLC

Exhibit 3.9 - Series Designation for Series #90FM1, a series of RSE Collection, LLC

Exhibit 3.10 - Series Designation for Series #89PS1, a series of RSE Collection, LLC

Exhibit 3.11 - Series Designation for Series #98DV1, a series of RSE Collection, LLC

Exhibit 3.12 - Series Designation for Series #80LC1, a series of RSE Collection, LLC

Exhibit 3.13 - Amended and Restated Series Designation for Series #72FG1, a series of RSE Collection, LLC

Exhibit 3.14 - Series Designation for Series #06FS1, a series of RSE Collection, LLC

Exhibit 3.15 - Series Designation for Series #94DV1, a series of RSE Collection, LLC

Exhibit 3.16 - Amended and Restated Series Designation for Series #91MV1, a series of RSE Collection, LLC

Exhibit 3.17 - Series Designation for Series #02AX1, a series of RSE Collection, LLC

Exhibit 3.18 - Series Designation for Series #92LD1, a series of RSE Collection, LLC

Exhibit 3.19 - Series Designation for Series #99LE1, a series of RSE Collection, LLC

Exhibit 3.20 - Amended and Restated Series Designation for Series #91GS1, a series of RSE Collection, LLC

Exhibit 3.21 - Amended and Restated Series Designation for Series #99FG1, a series of RSE Collection, LLC

Exhibit 3.22 - Amended and Restated Series Designation for Series #88PT1, a series of RSE Collection, LLC

Exhibit 3.23 - Third Amended and Restated Series Designation for Series #90ME1, a series of RSE Collection, LLC

Exhibit 3.24 - Amended and Restated Series Designation for Series #82AB1, a series of RSE Collection, LLC

Exhibit 3.25 - Series Designation for Series #00FM1, a series of RSE Collection, LLC

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.26 - Amended and Restated Series Designation for Series #94LD1, a series of RSE Collection, LLC

Exhibit 3.27 - Series Designation for Series #02BZ1, a series of RSE Collection, LLC

Exhibit 3.28 - Series Designation for Series #88BM1, a series of RSE Collection, LLC

Exhibit 3.29 - Series Designation for Series #11BM1, a series of RSE Collection, LLC

Exhibit 3.30 - Amended and Restated Series Designation for Series #03PG1, a series of RSE Collection, LLC

Exhibit 3.31 - Series Designation for Series #06FG1, a series of RSE Collection, LLC

Exhibit 3.32 - Series Designation for Series #72MC1, a series of RSE Collection, LLC

Exhibit 3.33 - Amended and Restated Series Designation for Series #65AG1, a series of RSE Collection, LLC

Exhibit 3.34 - Series Designation for Series #76PT1, a series of RSE Collection, LLC

Exhibit 3.35 - Series Designation for Series #63CC1, a series of RSE Collection, LLC

Exhibit 3.36 - Amended and Restated Series Designation for Series #65FM1, a series of RSE Collection, LLC

Exhibit 3.37 - Amended and Restated Series Designation for Series #61MG1, a series of RSE Collection, LLC

Exhibit 3.38 – Second Amended and Restated Series Designation for Series #82AV1, a series of RSE Collection, LLC

Exhibit 3.39 - Amended and Restated Series Designation for Series #91DP1, a series of RSE Collection, LLC

Exhibit 3.40 - Series Designation for Series #61JE1, a series of RSE Collection, LLC

Exhibit 3.41 - Amended and Restated Series Designation for Series #75RA1, a series of RSE Collection, LLC

Exhibit 3.42 - Series Designation for Series #93FS1, a series of RSE Collection, LLC

Exhibit 3.43 - Amended and Restated Series Designation for Series #90MM1, a series of RSE Collection, LLC

Exhibit 3.44 - Amended and Restated Series Designation for Series #87FF1, a series of RSE Collection, LLC

Exhibit 3.45 - Amended and Restated Series Designation for Series #12MM1, a series of RSE Collection, LLC

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

EXHIBIT B

[Amended and Restated Series Designations for each of Series #72FG1, Series #91GS1, Series #99FG1, Series #88PT1, Series #90ME1, Series #82AB1, Series #94LD1, Series #03PG1, Series #65FM1, Series #61MG1, Series#82AV1, Series #91DP1, Series #87FF1 and Series #12MM1]

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.13

Amended and Restated Series Designation of

Series #72FG1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated February 24, 2019 (the “Agreement”) and upon the execution of this Exhibit 3.13 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #72FG1, a series of RSE Collection, LLC (“Series #72FG1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.13”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #72FG1, a series of RSE Collection, LLC
Effective date of establishment	August 22, 2018
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #72FG1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #72FG1 until dissolution of Series #72FG1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #72FG1 shall comprise the 1972 Ferrari 365 GTC/4 which will be acquired by Series #72FG1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #72FG1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #72FG1 Interests the Company can issue is 5,476

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #72FG1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #72FG1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #72FG1 sold at the Initial Offering of the Series #72FG1 Interests (excluding the Series #72FG1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #72FG1 Interests
Voting

Subject to Section 3.5, the Series #72FG1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #72FG1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #72FG1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #72FG1 Interests;

(b) mergers, consolidations or conversions of Series #72FG1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #72FG1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #72FG1 Interests shall not be required for any of the other matters specified under Section 12.1

Splits	There shall be no subdivision of the Series #72FG1 Interests other than in accordance with Section 3.7

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Sourcing Fee	No greater than $3,563, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #72FG1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #72FG1 Interests

Officers	There shall initially be no specific officers associated with Series #72FG1, although, the Managing Member may appoint Officers of Series #72FG1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.13	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.20

Amended and Restated Series Designation of

Series #91GS1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated February 24, 2019 (the “Agreement”) and upon the execution of this Exhibit 3.20 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #91GS1, a series of RSE Collection, LLC (“Series #91GS1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.20”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #91GS1, a series of RSE Collection, LLC
Effective date of establishment	To be updated upon completion of purchase agreement negotiations
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #91GS1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #91GS1 until dissolution of Series #91GS1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #91GS1 shall comprise the 1991 GMC Syclone which will be acquired by Series #91GS1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #91GS1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #91GS1 Interests the Company can issue is 2,200

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #91GS1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #91GS1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #91GS1 sold at the Initial Offering of the Series #91GS1 Interests (excluding the Series #91GS1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #91GS1 Interests
Voting

Subject to Section 3.5, the Series #91GS1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #91GS1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #91GS1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #91GS1 Interests;

(b) mergers, consolidations or conversions of Series #91GS1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #91GS1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #91GS1 Interests shall not be required for any of the other matters specified under Section 12.1

Splits	There shall be no subdivision of the Series #91GS1 Interests other than in accordance with Section 3.7

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Sourcing Fee	No greater than $2,001, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #91GS1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #91GS1 Interests

Officers	There shall initially be no specific officers associated with Series #91GS1, although, the Managing Member may appoint Officers of Series #91GS1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.20	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.21

Amended and Restated Series Designation of

Series #99FG1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated February 24, 2019 (the “Agreement”) and upon the execution of this Exhibit 3.21 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #99FG1, a series of RSE Collection, LLC (“Series #99FG1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.21”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #99FG1, a series of RSE Collection, LLC
Effective date of establishment	To be updated upon completion of purchase agreement negotiations
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #99FG1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #99FG1 until dissolution of Series #99FG1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #99FG1 shall comprise the 1999 Ferrari 456M GT which will be acquired by Series #99FG1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #99FG1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #99FG1 Interests the Company can issue is 2,200

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #99FG1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #99FG1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #99FG1 sold at the Initial Offering of the Series #99FG1 Interests (excluding the Series #99FG1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #99FG1 Interests
Voting

Subject to Section 3.5, the Series #99FG1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #99FG1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #99FG1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #99FG1 Interests;

(b) mergers, consolidations or conversions of Series #99FG1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #99FG1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #99FG1 Interests shall not be required for any of the other matters specified under Section 12.1

Splits	There shall be no subdivision of the Series #99FG1 Interests other than in accordance with Section 3.7

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Sourcing Fee	No greater than $2,902, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #99FG1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #99FG1 Interests

Officers	There shall initially be no specific officers associated with Series #99FG1, although, the Managing Member may appoint Officers of Series #99FG1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.21	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.22

Amended and Restated Series Designation of

Series #88PT1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated February 24, 2019 (the “Agreement”) and upon the execution of this Exhibit 3.22 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #88PT1, a series of RSE Collection, LLC (“Series #88PT1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.22”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #88PT1, a series of RSE Collection, LLC
Effective date of establishment	May 6, 2019
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #88PT1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #88PT1 until dissolution of Series #88PT1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #88PT1 shall comprise the 1988 Porsche 944 Turbo S which will be acquired by Series #88PT1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #88PT1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #88PT1 Interests the Company can issue is 2,200

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #88PT1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #88PT1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #88PT1 sold at the Initial Offering of the Series #88PT1 Interests (excluding the Series #88PT1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #88PT1 Interests
Voting

Subject to Section 3.5, the Series #88PT1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #88PT1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #88PT1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #88PT1 Interests;

(b) mergers, consolidations or conversions of Series #88PT1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #88PT1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #88PT1 Interests shall not be required for any of the other matters specified under Section 12.1

Splits	There shall be no subdivision of the Series #88PT1 Interests other than in accordance with Section 3.7

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Sourcing Fee	No greater than $2,510, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #88PT1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #88PT1 Interests

Officers	There shall initially be no specific officers associated with Series #88PT1, although, the Managing Member may appoint Officers of Series #88PT1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.22	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.23

Third Amended and Restated Series Designation of

Series #90ME1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated February 24, 2019 (the “Agreement”) and upon the execution of this Exhibit 3.23 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #90ME1, a series of RSE Collection, LLC (“Series #90ME1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.23”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #90ME1, a series of RSE Collection, LLC
Effective date of establishment	November 14, 2018
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #90ME1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #90ME1 until dissolution of Series #90ME1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #90ME1 shall comprise the 1990 Mercedes 190E 2.5-16 Evo II which will be acquired by Series #90ME1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #90ME1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #90ME1 Interests the Company can issue is 2,000

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #90ME1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #90ME1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #90ME1 sold at the Initial Offering of the Series #90ME1 Interests (excluding the Series #90ME1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #90ME1 Interests
Voting

Subject to Section 3.5, the Series #90ME1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #90ME1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #90ME1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #90ME1 Interests;

(b) mergers, consolidations or conversions of Series #90ME1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #90ME1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #90ME1 Interests shall not be required for any of the other matters specified under Section 12.1

Splits	There shall be no subdivision of the Series #90ME1 Interests other than in accordance with Section 3.7

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Sourcing Fee	No greater than $7,917, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #90ME1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #90ME1 Interests

Officers	There shall initially be no specific officers associated with Series #90ME1, although, the Managing Member may appoint Officers of Series #90ME1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.23	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.24

Amended and Restated Series Designation of

Series #82AB1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated February 24, 2019 (the “Agreement”) and upon the execution of this Exhibit 3.24 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #82AB1, a series of RSE Collection, LLC (“Series #82AB1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.24”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #82AB1, a series of RSE Collection, LLC
Effective date of establishment	To be updated upon completion of purchase agreement negotiations
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #82AB1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #82AB1 until dissolution of Series #82AB1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #82AB1 shall comprise the 1982 Alpina B6 2.8 which will be acquired by Series #82AB1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #82AB1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #82AB1 Interests the Company can issue is 2,200
Number of Series #82AB1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #82AB1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #82AB1 sold at the Initial Offering of the Series #82AB1 Interests (excluding the Series #82AB1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #82AB1 Interests

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Voting

Subject to Section 3.5, the Series #82AB1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #82AB1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #82AB1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #82AB1 Interests;

(b) mergers, consolidations or conversions of Series #82AB1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #82AB1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #82AB1 Interests shall not be required for any of the other matters specified under Section 12.1

Splits	There shall be no subdivision of the Series #82AB1 Interests other than in accordance with Section 3.7
Sourcing Fee	No greater than $4,687, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #82AB1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #82AB1 Interests

Officers	There shall initially be no specific officers associated with Series #82AB1, although, the Managing Member may appoint Officers of Series #82AB1 from time to time, in its sole discretion

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.24	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.26

Amended and Restated Series Designation of

Series #94LD1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated February 24, 2019 (the “Agreement”) and upon the execution of this Exhibit 3.26 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #94LD1, a series of RSE Collection, LLC (“Series #94LD1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.26”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #94LD1, a series of RSE Collection, LLC
Effective date of establishment	November 1, 2018
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #94LD1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #94LD1 until dissolution of Series #94LD1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #94LD1 shall comprise the 1994 Lamborghini Diablo SE30 Jota which will be acquired by Series #94LD1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #94LD1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #94LD1 Interests the Company can issue is 5,000

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #94LD1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #94LD1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #94LD1 sold at the Initial Offering of the Series #94LD1 Interests (excluding the Series #94LD1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #94LD1 Interests
Voting

Subject to Section 3.5, the Series #94LD1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #94LD1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #94LD1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #94LD1 Interests;

(b) mergers, consolidations or conversions of Series #94LD1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #94LD1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #94LD1 Interests shall not be required for any of the other matters specified under Section 12.1

Splits	There shall be no subdivision of the Series #94LD1 Interests other than in accordance with Section 3.7

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Sourcing Fee	No greater than $12,015, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #94LD1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #94LD1 Interests

Officers	There shall initially be no specific officers associated with Series #94LD1, although, the Managing Member may appoint Officers of Series #94LD1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.26	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.30

Amended and Restated Series Designation of

Series #03PG1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated February 24, 2019 (the “Agreement”) and upon the execution of this Exhibit 3.30 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #03PG1, a series of RSE Collection, LLC (“Series #03PG1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.30”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #03PG1, a series of RSE Collection, LLC
Effective date of establishment	November 9, 2018
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #03PG1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #03PG1 until dissolution of Series #03PG1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #03PG1 shall comprise the 2003 Porsche 911 GT2 which will be acquired by Series #03PG1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #03PG1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #03PG1 Interests the Company can issue is 3,000

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #03PG1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #03PG1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #03PG1 sold at the Initial Offering of the Series #03PG1 Interests (excluding the Series #03PG1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #03PG1 Interests
Voting

Subject to Section 3.5, the Series #03PG1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #03PG1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #03PG1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #03PG1 Interests;

(b) mergers, consolidations or conversions of Series #03PG1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #03PG1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #03PG1 Interests shall not be required for any of the other matters specified under Section 12.1

Splits	There shall be no subdivision of the Series #03PG1 Interests other than in accordance with Section 3.7

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Sourcing Fee	No greater than $1,777, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #03PG1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #03PG1 Interests

Officers	There shall initially be no specific officers associated with Series #03PG1, although, the Managing Member may appoint Officers of Series #03PG1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.30	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.36

Amended and Restated Series Designation of

Series #65FM1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated May 25, 2017 (the “Agreement”) and upon the execution of this Exhibit 3.36 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #65FM1, a series of RSE Collection, LLC (“Series #65FM1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.36”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #65FM1, a series of RSE Collection, LLC
Effective date of establishment	December 19, 2018
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #65FM1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #65FM1 until dissolution of Series #65FM1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #65FM1 shall comprise the 1965 Ford Mustang 2+2 Fastback which will be acquired by Series #65FM1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #65FM1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #65FM1 Interests the Company can issue is 2,000

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #65FM1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #65FM1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #65FM1 sold at the Initial Offering of the Series #65FM1 Interests (excluding the Series #65FM1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #65FM1 Interests
Voting

Subject to Section 3.5, the Series #65FM1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #65FM1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #65FM1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #65FM1 Interests;

(b) mergers, consolidations or conversions of Series #65FM1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #65FM1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #65FM1 Interests shall not be required for any of the other matters specified under Section 12.1

Splits	There shall be no subdivision of the Series #65FM1 Interests other than in accordance with Section 3.7

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Sourcing Fee	No greater than $2,504, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #65FM1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #65FM1 Interests

Officers	There shall initially be no specific officers associated with Series #65FM1, although, the Managing Member may appoint Officers of Series #65FM1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.36	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.37

Amended and Restated Series Designation of

Series #61MG1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated May 25, 2017 (the “Agreement”) and upon the execution of this Exhibit 3.37 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #61MG1, a series of RSE Collection, LLC (“Series #61MG1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.37”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #61MG1, a series of RSE Collection, LLC
Effective date of establishment	December 11, 2018
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #61MG1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #61MG1 until dissolution of Series #61MG1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #61MG1 shall comprise the 1961 Maserati 3500GT which will be acquired by Series #61MG1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #61MG1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #61MG1 Interests the Company can issue is 5,000

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #61MG1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #61MG1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #61MG1 sold at the Initial Offering of the Series #61MG1 Interests (excluding the Series #61MG1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #61MG1 Interests
Voting

Subject to Section 3.5, the Series #61MG1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #61MG1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #61MG1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #61MG1 Interests;

(b) mergers, consolidations or conversions of Series #61MG1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #61MG1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #61MG1 Interests shall not be required for any of the other matters specified under Section 12.1

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Splits	There shall be no subdivision of the Series #61MG1 Interests other than in accordance with Section 3.7
Sourcing Fee	No greater than $4,680, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #61MG1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #61MG1 Interests

Officers	There shall initially be no specific officers associated with Series #61MG1, although, the Managing Member may appoint Officers of Series #61MG1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.37	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.38

Second Amended and Restated Series Designation of

Series #82AV1, a series of RSE Collection, LLC

In accordance with the Second Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated May 25, 2017 (the “Agreement”) and upon the execution of this Exhibit 3.38 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #82AV1, a series of RSE Collection, LLC (“Series #82AV1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.38”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #82AV1, a series of RSE Collection, LLC
Effective date of establishment	December 18, 2018
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #82AV1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #82AV1 until dissolution of Series #82AV1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #82AV1 shall comprise the 1982 Aston Martin V8 Vantage Oscar India which will be acquired by Series #82AV1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #82AV1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #82AV1 Interests the Company can issue is 2,000

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #82AV1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #82AV1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #82AV1 sold at the Initial Offering of the Series #82AV1 Interests (excluding the Series #82AV1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #82AV1 Interests
Voting

Subject to Section 3.5, the Series #82AV1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #82AV1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #82AV1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #82AV1 Interests;

(b) mergers, consolidations or conversions of Series #82AV1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #82AV1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #82AV1 Interests shall not be required for any of the other matters specified under Section 12.1

Splits	There shall be no subdivision of the Series #82AV1 Interests other than in accordance with Section 3.7

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Sourcing Fee	No greater than $3,911, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #82AV1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #82AV1 Interests

Officers	There shall initially be no specific officers associated with Series #82AV1, although, the Managing Member may appoint Officers of Series #82AV1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.38	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.39

Amended and Restated Series Designation of

Series #91DP1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated May 25, 2017 (the “Agreement”) and upon the execution of this Exhibit 3.39 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #91DP1, a series of RSE Collection, LLC (“Series #91DP1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.39”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #91DP1, a series of RSE Collection, LLC
Effective date of establishment	December 14, 2018
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #91DP1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #91DP1 until dissolution of Series #91DP1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #91DP1 shall comprise the 1991 DeTomaso Pantera Si which will be acquired by Series #91DP1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #91DP1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #91DP1 Interests the Company can issue is 5,000

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #91DP1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #91DP1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #91DP1 sold at the Initial Offering of the Series #91DP1 Interests (excluding the Series #91DP1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #91DP1 Interests
Voting

Subject to Section 3.5, the Series #91DP1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #91DP1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #91DP1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #91DP1 Interests;

(b) mergers, consolidations or conversions of Series #91DP1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #91DP1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #91DP1 Interests shall not be required for any of the other matters specified under Section 12.1

Splits	There shall be no subdivision of the Series #91DP1 Interests other than in accordance with Section 3.7

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Sourcing Fee	No greater than $3,362, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #91DP1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #91DP1 Interests

Officers	There shall initially be no specific officers associated with Series #91DP1, although, the Managing Member may appoint Officers of Series #91DP1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.39	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.44

Amended and Restated Series Designation of

Series #87FF1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated May 25, 2017 (the “Agreement”) and upon the execution of this Exhibit 3.44 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #87FF1, a series of RSE Collection, LLC (“Series #87FF1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.44”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #87FF1, a series of RSE Collection, LLC
Effective date of establishment	January 17, 2019
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #87FF1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #87FF1 until dissolution of Series #87FF1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #87FF1 shall comprise the 1987 Ferrari 412 which will be acquired by Series #87FF1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #87FF1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #87FF1 Interests the Company can issue is 2,000

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #87FF1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #87FF1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #87FF1 sold at the Initial Offering of the Series #87FF1 Interests (excluding the Series #87FF1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #87FF1 Interests
Voting

Subject to Section 3.5, the Series #87FF1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #87FF1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #87FF1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #87FF1 Interests;

(b) mergers, consolidations or conversions of Series #87FF1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #87FF1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #87FF1 Interests shall not be required for any of the other matters specified under Section 12.1

Splits	There shall be no subdivision of the Series #87FF1 Interests other than in accordance with Section 3.7

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Sourcing Fee	No greater than $1,048, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #87FF1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #87FF1 Interests

Officers	There shall initially be no specific officers associated with Series #87FF1, although, the Managing Member may appoint Officers of Series #87FF1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.44	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Exhibit 3.45

Amended and Restated Series Designation of

Series #12MM1, a series of RSE Collection, LLC

In accordance with the Third Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (the “Company”) dated May 25, 2017 (the “Agreement”) and upon the execution of this Exhibit 3.45 by the Company and RSE Markets, Inc. in its capacity as Managing Member of the Company and Initial Member of Series #12MM1, a series of RSE Collection, LLC (“Series #12MM1”), this exhibit shall be attached to, and deemed incorporated in its entirety into, the Agreement as “Exhibit 3.45”.

References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement, as in effect as of the effective date of establishment set forth below.

Name of Series	Series #12MM1, a series of RSE Collection, LLC
Effective date of establishment	January 18, 2019
Managing Member

RSE Markets, Inc., was appointed as the Managing Member of Series #12MM1 with effect from the date of the Original LLC Agreement and shall continue to act as the Managing Member of Series #12MM1 until dissolution of Series #12MM1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X

Initial Member	RSE Markets, Inc.
Series Asset

The Series Assets of Series #12MM1 shall comprise the 2012 McLaren MP4-12C which will be acquired by Series #12MM1 upon the close of the Initial Offering and any assets and liabilities associated with such asset and such other assets and liabilities acquired by Series #12MM1 from time to time, as determined by the Managing Member in its sole discretion

Asset Manager	RSE Markets, Inc.
Management Fee	As stated in Section 6.5
Purpose	As stated in Section 2.4
Issuance	Subject to Section 6.3(a)(i), the maximum number of Series #12MM1 Interests the Company can issue is 2,000

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Number of Series #12MM1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 2% and may purchase a maximum of 10% of Series #12MM1 Interests through the Offering
Broker	Dalmore Group, LLC
Brokerage Fee

Up to 0.75% of the purchase price of the Interests from Series #12MM1 sold at the Initial Offering of the Series #12MM1 Interests (excluding the Series #12MM1 Interests acquired by any Person other than Investor Members)

Interest Designation	No Interest Designation shall be required in connection with the issuance of Series #12MM1 Interests
Voting

Subject to Section 3.5, the Series #12MM1 Interests shall entitle the Record Holders thereof to one vote per Interest on any and all matters submitted to the consent or approval of Members generally. No separate vote or consent of the Record Holders of Series #12MM1 Interests shall be required for the approval of any matter, except as required by the Delaware Act or except as provided elsewhere in this Agreement.

The affirmative vote of the holders of not less than a majority of the Series #12MM1 Interests then Outstanding shall be required for:

(a) any amendment to this Agreement (including this Series Designation) that would adversely change the rights of the Series #12MM1 Interests;

(b) mergers, consolidations or conversions of Series #12MM1 or the Company; and

(c) all such other matters as the Managing Member, in its sole discretion, determines shall require the approval of the holders of the Outstanding Series #12MM1 Interests voting as a separate class.

Notwithstanding the foregoing, the separate approval of the holders of Series #12MM1 Interests shall not be required for any of the other matters specified under Section 12.1

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]

Splits	There shall be no subdivision of the Series #12MM1 Interests other than in accordance with Section 3.7
Sourcing Fee	No greater than $3,848, which may be waived by the Managing Member in its sole discretion
Other rights

Holders of Series #12MM1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Series #12MM1 Interests

Officers	There shall initially be no specific officers associated with Series #12MM1, although, the Managing Member may appoint Officers of Series #12MM1 from time to time, in its sole discretion
Aggregate Ownership Limit	As stated in Section 1.1
Minimum Interests	One (1) Interest per Member
Fiscal Year	As stated in Section 8.2
Information Reporting	As stated in Section 8.1(c)
Termination	As stated in Section 11.1(b)
Liquidation	As stated in Section 11.3
Amendments to this Exhibit 3.45	As stated in Article XII

[First Amendment to the Third Amended and Restated Limited Liability Company Agreement

of RSE Collection, LLC]